ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2023
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Letter to Shareholders

Dear Fellow Shareholders,
A year ago, as the third quarter of 2022 wrapped up with the S&P 500 Index down nearly 24% year-to-date, we noted that “no one knows the answers” to a series of big-picture questions. Will there be a recession? What’s next for still-sticky inflation, and how high will the U.S. Federal Reserve (Fed) push interest rates in response? How much will China’s economy rebound? What will the end game be in Ukraine? How high will the U.S. dollar climb? In the year since, we have received all sorts of clues. But for the most part, we have not received any real answers.
“Stock selection was strong across the portfolio as our holdings in every industry group... outperformed the holdings in the benchmark.”

Back then, many economists and market observers believed that rising interest rates would result in a recession. When that didn’t happen, sentiment flipped, and the likelihood of a soft landing and potential easing from the Fed gained traction. Now, as inflation ticks back up on the back of higher energy prices and with student loan payments resuming, concerns about the resilience of consumer spending are rising, and recessionary fears are back. Meanwhile, the worrisome data and prickly geopolitical headlines from China continue, and the war in Ukraine rages on.
Through it all, investor sentiment has ebbed, flowed, and ebbed again, sometimes with every turn of the 24-hour news cycle. It can be easy to get caught up in that noise. It can be tempting to allow emotions to push and prod, impacting investment decisions. When the headlines are bad, it can feel like the markets are about to go into freefall. When the future looks promising, it can be easy to chase performance or feel the fear of missing out. The truth is, there is always uncertainty in the market—it’s more often gray than black and white. Instead of reacting to each piece of new information, it’s better to focus on the long term, sticking with a well-thought-out investment plan that matches your risk tolerance and timeframe.
Market enthusiasm waned in the third quarter. One thing investors seem to have accepted as truth, at least for the moment, may be the key to understanding the decline: interest rates will likely remain higher for longer. The 10-year U.S. Treasury yield closed the third quarter just below 4.6%, reaching levels not seen since 2007. That, together with all the uncertainty and unanswered questions, has weighed on investor sentiment and equity returns since the S&P 500 reached its 2023 high in late July. The Index returned -3.3% during the third quarter, leaving it up 13.1% year-to-date.

Letter to Shareholders (continued)

One difference from a year ago is the direction of oil prices. In the third quarter, West Texas Intermediate (WTI) crude rose 28.5%, hitting a 13-month high above $93 per barrel before settling just above $90 at the end of September. It was oil’s first quarterly gain in 2023, and the largest upward move since the first quarter of 2022. Demand growth remained strong while global supplies tightened, helped by voluntary production cuts from Saudi Arabia and Russia. In the U.S., oil production has achieved a level similar to the pre-COVID peak. However, producers continue to exhibit strong capital spending discipline which may limit the pace of U.S. production growth going forward. U.S. natural gas prices also climbed during the quarter, pushed higher by growing foreign demand and robust exports of liquified natural gas.
Against this backdrop, the Energy sector in the S&P 500 advanced 12.2% during the quarter, one of only two sectors to post a gain. It was a marked shift from the first half of the year when Energy was one of the Index’s weakest performers and left the sector up 6.0% year-to-date. The Materials sector returned -4.8% in the third quarter for a year-to-date advance of 2.6%. The Fund’s benchmark, comprised of the S&P 500 Energy Sector (83% weight) and the S&P 500 Materials Sector (17% weight) returned 9.0% for the third quarter and 5.5% in 2023.
Our Fund, with exposure to both Energy and Materials, outperformed its benchmark by 0.7% for the quarter and by 0.8% thus far in 2023 with returns on net asset value (NAV) of 9.7% for the quarter and 6.3% for the first nine months. Returns on market price were 11.5% and 7.5%, respectively.
Both our Energy and Materials holdings added relative value during the third quarter. Stock selection was strong across the portfolio as our holdings in every industry group within the two sectors outperformed the holdings in the benchmark.
Within Energy, the Exploration & Production group was the largest relative contributor. The group is the most leveraged to oil prices and, as such, experienced the largest benefit from their surge. Leading contributors included Diamondback Energy and Hess Corporation. As one of the lowest cost oil producers in the Permian Basin, Diamondback’s profitability and cash flow have more leverage to rising oil prices than its peers. Hess is uniquely positioned with a multi-billion barrel discovery in Guyana expected to generate double-digit cash flow growth over the next decade.

Letter to Shareholders (continued)

Marathon Petroleum and Phillips 66 outperformed within the Refining & Marketing group, which benefited from strong refined product demand and low inventory levels. In combination, these dynamics sustained refining margins above the market’s expectations, resulting in sector-leading performance. Phillips 66 has started to exhibit better operational execution after previous missteps, which allowed the stock to gain some ground relative to its peers.
In the Integrated Oil & Gas group, our position in Cenovus Energy, which we added to the portfolio during the quarter, was a notable contributor. Cenovus is a Canada-based integrated company that reactivated two key refining assets late in the second quarter. This is expected to drive above average earnings and cash flow growth over the next year, which should allow the stock to close its current valuation gap versus its peers.
Turning to Materials, positive relative contribution was generated by both our industry group weightings and individual stock selection. Chemicals, our largest industry group overweight, was one of the best performing groups in Materials. Our holdings in Lyondell, Celanese, and Dupont de Nemours all performed well relative to the sector. Lyondell benefited from its U.S. manufacturing base, giving it an input cost advantage over its international peers. Both Celanese and Dupont are benefiting from significant restructuring efforts, which should enhance earnings power moving forward. In the Metals & Mining industry group, our holding in Teck Resources was the best performer, as news of the potential sale of a large coal asset helped prop the stock up in an otherwise weak group.
For the nine months ended September 30, 2023, the total return on the Fund’s NAV per share (with dividends and capital gains reinvested) was 6.3%. This compares to a total return of 5.5% for the Fund’s benchmark. The total return on the market price of the Fund’s shares for the period was 7.5%.
For the twelve months ended September 30, 2023, the Fund’s total return on NAV was 29.3%. Comparable return for the Fund’s benchmark was 28.2%. The Fund’s total return on market price for the period was 28.0%.
During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $7.5 million, or $.30 per share, consisting of  $.03 net investment income, $.02 short-term capital gain, and $.03 long-term capital gain, realized in 2022, and $.22 of net investment income realized in 2023, all taxable in 2023. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.

Letter to Shareholders (continued)

At Adams Funds, we take a long-term view of investing, carefully constructing our portfolios using a disciplined process. We focus on identifying strong companies that are executing at high levels and trade at attractive valuations. We believe that this straightforward philosophy, backed by fundamental analysis as well as a thoughtful assessment of risk and reward, allows us to mitigate the impact of the emotional swings and behavioral biases that can hurt investors. We believe this is the best way to maximize the likelihood of good, long-term investing outcomes. We appreciate the trust you have placed in us, and we will continue to work hard on your behalf.
By order of the Board of Directors,
James P. Haynie, CFA
Chief Executive Officer & President
October 19, 2023

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2023	2022
At September 30:
Net asset value per share	$27.10	$22.57
Market price per share	$23.12	$19.46
Shares outstanding	25,024,860	24,485,314
Total net assets	$678,249,981	$552,664,703
Average net assets	$643,787,600	$569,935,885
Unrealized appreciation on investments	$212,108,174	$79,905,345

For the nine months ended September 30:
Net investment income	$12,631,845	$14,773,803
Net realized gain (loss)	$2,854,399	$19,280,266
Cost of shares repurchased	$3,556,123	$–
Shares repurchased	169,507	–
Total return (based on market price)	7.5%	19.5%
Total return (based on net asset value)	6.3%	19.1%

Key ratios:
Expenses to average net assets*	0.64%	0.58%
Net investment income to average net assets*	2.63%	3.47%
Portfolio turnover*	20.7%	23.6%
Net cash & short-term investments to net assets	0.8%	0.8%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2023
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$158,066,321	23.3%
Chevron Corporation	91,437,736	13.5
ConocoPhillips	50,265,205	7.4
Schlumberger N.V.	27,601,144	4.1
Marathon Petroleum Corporation	26,229,038	3.9
Linde plc	25,059,155	3.7
Pioneer Natural Resources Company	22,243,395	3.3
Phillips 66	21,744,146	3.2
Hess Corporation	18,786,717	2.8
EOG Resources, Inc.	16,766,165	2.5
	$458,199,022	67.7%

Schedule of Investments

September 30, 2023
(unaudited)
	Shares	Value (a)
Common Stocks — 99.2%
Energy — 83.0%
Equipment & Services — 7.6%
Baker Hughes Company	367,600	$12,983,632
Halliburton Company	177,353	7,182,797
Schlumberger N.V.	473,433	27,601,144
TechnipFMC plc	173,800	3,535,092
		51,302,665
Exploration & Production — 23.8%
APA Corporation	56,000	2,301,600
Canadian Natural Resources Limited	69,200	4,475,164
Chord Energy Corporation	225	36,466
Chord Energy Corporation warrants, strike price $166.37, 1 warrant for .5774 share, expires 9/1/24 (b)	2,654	72,826
Chord Energy Corporation warrants, strike price $133.70, 1 warrant for .5774 share, expires 9/1/25 (b)	1,327	23,554
ConocoPhillips	419,576	50,265,205
Coterra Energy Inc.	150,100	4,060,205
Devon Energy Corporation	126,000	6,010,200
Diamondback Energy, Inc.	95,600	14,806,528
EOG Resources, Inc.	132,267	16,766,165
EQT Corporation	61,400	2,491,612
Hess Corporation	122,789	18,786,717
Marathon Oil Corporation	315,900	8,450,325
Occidental Petroleum Corporation	166,251	10,786,365
Pioneer Natural Resources Company	96,900	22,243,395
		161,576,327
Integrated Oil & Gas — 37.6%
Cenovus Energy Inc.	257,700	5,365,314
Chevron Corporation	542,271	91,437,736
Exxon Mobil Corporation	1,344,330	158,066,321
		254,869,371
Refining & Marketing — 8.9%
Marathon Petroleum Corporation	173,312	26,229,038
Phillips 66	180,975	21,744,146
Valero Energy Corporation	86,000	12,187,060
		60,160,244

Schedule of Investments (continued)

September 30, 2023
(unaudited)
	Shares	Value (a)
Storage & Transportation — 5.1%
Kinder Morgan, Inc.	401,592	$6,658,395
ONEOK, Inc.	137,900	8,746,997
Targa Resources Corp.	116,100	9,952,092
Williams Companies, Inc.	282,950	9,532,586
		34,890,070
Materials — 16.2%
Chemicals — 12.0%
Air Products and Chemicals, Inc.	19,900	5,639,660
Albemarle Corporation	9,000	1,530,360
Celanese Corporation	36,177	4,540,937
CF Industries Holdings, Inc.	24,769	2,123,694
Corteva Inc.	66,245	3,389,094
Dow, Inc.	65,745	3,389,812
DuPont de Nemours, Inc.	95,926	7,155,120
Eastman Chemical Company	8,900	682,808
Ecolab Inc.	45,600	7,724,640
FMC Corporation	10,055	673,383
International Flavors & Fragrances Inc.	21,006	1,431,979
Linde plc	67,300	25,059,155
LyondellBasell Industries N.V.	61,800	5,852,460
Mosaic Company	25,601	911,396
PPG Industries, Inc.	47,800	6,204,440
Sherwin-Williams Company	21,200	5,407,060
		81,715,998
Construction Materials — 1.2%
Martin Marietta Materials, Inc.	5,200	2,134,496
Vulcan Materials Company	30,300	6,121,206
		8,255,702
Containers & Packaging — 0.9%
Amcor plc	125,100	1,145,916
Avery Dennison Corporation	5,500	1,004,685
Ball Corporation	23,300	1,159,874
International Paper Company	21,500	762,605
Packaging Corporation of America	5,900	905,945
Sealed Air Corporation	8,900	292,454
WestRock Company	15,400	551,320
		5,822,799

Schedule of Investments (continued)

September 30, 2023
(unaudited)
	Shares	Value (a)
Metals & Mining — 2.1%
Freeport-McMoRan, Inc.	127,000	$4,735,830
Newmont Corporation	70,300	2,597,585
Nucor Corporation	22,200	3,470,970
Steel Dynamics, Inc.	12,526	1,343,038
Teck Resources Limited	54,600	2,352,714
		14,500,137
Total Common Stocks
(Cost $461,186,068)		673,093,313
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Northern Institutional Treasury Premier Portfolio, 5.20% (c)	178,172	178,172
Western Asset Institutional Liquid Reserves Fund, 5.41% (c)	5,004,751	5,004,251
Total Short-Term Investments
(Cost $5,181,692)		5,182,423
Total — 100.0% of Net Assets
(Cost $466,367,760)		678,275,736
Other Assets Less Liabilities — 0.0%		(25,755)
Net Assets — 100.0%		$678,249,981

Total Return Swap Agreements — 0.0%
Description					Value and Unrealized Appreciation (Assets)	Value and Unrealized Depreciation (Liabilities)
Terms	Contract Type	Underlying Security	Termination Date	Notional Amount
Receive total return on underlying security and pay financing amount based on notional amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Crown Holdings, Inc. (35,900 shares)	8/1/2024	$3,127,059	$12,608	$ —
Pay total return on underlying security and receive financing amount based on notional amount and daily U.S. Federal Funds rate less 0.45%.	Short	Materials Select Sector SPDR Fund (37,600 shares)	8/1/2024	(3,118,364)	187,590	—
Gross unrealized gain on open total return swap agreements					$200,198	$ —
Net unrealized gain on open total return swap agreements (d)					$200,198

(a)
Common stocks and warrants are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(d)
Counterparty for all open total return swap agreements is Morgan Stanley.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (2) (5)	Mary Chris Jammet (1) (2) (3) (4)	Mark E. Stoeckle (3) (4)
Frederic A. Escherich (1) (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)
James P. Haynie (1)	Jane Musser Nelson (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer and President
Gregory W. Buckley	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Equiniti Trust Company, LLC
(f/k/a American Stock Transfer & Trust Company, LLC)
Shareholder Services:
6201 15th Avenue
Brooklyn, NY 11219
(866) 723-8330
Website: https://equiniti.com/us/ast-access/individuals/
Email: helpast@equiniti.com